Exhibit 99.1

REVOCABLE PROXY

ABINGTON BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

May 6, 2011, 10:00 a.m., Eastern Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ABINGTON BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 6, 2011 AND AT ANY

ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Abington Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. held of record by the undersigned on March 11, 2011 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Friday, May 6, 2011, at 10:00 am., Eastern Daylight Time, or at any adjournment thereof.

COMMON

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼	FOLD AND DETACH HERE	▼

ABINGTON BANCORP, INC. — SPECIAL MEETING, MAY 6, 2011

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-6l 1 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Special Meeting of Shareholders

May 6, 2011

REVOCABLE PROXY

ABINGTON BANCORP, INC.

Please mark

votes as

in this example  ☒

1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 26, 2011, by and between Abington Bancorp, Inc. and Susquehanna Bancshares, Inc., pursuant to which Abington Bancorp, Inc. will be merged with and into Susquehanna Bancshares, Inc.

For	Against	Abstain
☐	☐	☐

2. Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the Agreement and Plan of Merger and the transactions contemplated thereby.

For	Against	Abstain
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY.

SHARES OF ABINGTON BANCORP’S COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY. ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

Mark here if you plan to attend the meeting  ☐

Mark here for address change and note change  ☐

The joint proxy statement/prospectus is available on our website at www.abingtonbank.com under “Investor Relations.”

Please sign this proxy card exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

▲	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	▲

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 A.M., May 6, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone	anytime prior to 3:00 a.m.,
anytime prior to 3:00 a.m.,	May 6, 2011 go to
May 6, 2011: 1-866-246-8475	https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET

OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ABINGTON BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABINGTON BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2011 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a shareholder of Abington Bancorp, Inc. as of March 11, 2011, hereby authorizes the Board of Directors of Abington Bancorp, Inc. or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Special Meeting of Shareholders of Abington Bancorp, Inc. to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on May 6, 2011 at 10:00 a.m., Eastern Time, and at any adjournment or postponement of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth herein.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY.

Please be sure to sign and date this proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

1.	Proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 26, 2011, by and between Abington Bancorp, Inc. and Susquehanna Bancshares, Inc., pursuant to which Abington Bancorp, Inc. will be merged with and into Susquehanna Bancshares, Inc.

	For	Against	Abstain

	☐	☐	☐
2.	Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the Agreement and Plan of Merger and the transactions contemplated thereby.

	For	Against	Abstain

	☐	☐	☐

PLEASE CHECK BOX IF YOU PLAN TO ATTEND g THE MEETING				☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of a Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for May 6, 2011, and a copy of the Joint Proxy Statement/Prospectus prior to the signing of this Proxy.

SHARES OF ABINGTON BANCORP’S COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS CARD PROPERLY SIGNED, BUT YOU DO NOT OTHERWISE SPECIFY, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY. ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

ABINGTON BANCORP, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

The joint proxy statement/prospectus is available on our website at www.abingtonbank.com under “Investor Relations.”

PLEASE ACT PROMPTLY - MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-6l1 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

401(k) VOTING INSTRUCTION BALLOT

ABINGTON BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

May 6, 2011, 10:00 a.m., Eastern Daylight Time

The undersigned hereby instructs the Trustees of the Abington Bank 401(k) Plan to vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. allocated to my 401(k) Plan account as of March 11, 2011 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Friday, May 6, 2011, at 10:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

ABINGTON BANK 401(k) PLAN

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼	FOLD AND DETACH HERE	▼

ABINGTON BANCORP, INC. — SPECIAL MEETING, MAY 6, 2011

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.

or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-6l1 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Special Meeting of Shareholders

May 6, 2011

VOTING INSTRUCTION CARD

ABINGTON BANCORP, INC.

PLEASE MARK

VOTES AS

IN THIS EXAMPLE  ☒

1.	Proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 26, 2011, by and between Abington Bancorp, Inc. and Susquehanna Bancshares, Inc., pursuant to which Abington Bancorp, Inc. will be merged with and into Susquehanna Bancshares, Inc.

For	Against	Abstain
☐	☐	☐

2.	Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the Agreement and Plan of Merger and the transactions contemplated thereby.

For	Against	Abstain
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY.

Mark here if you plan to attend the meeting    ☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for Proposal 1, the approval and adoption of the Agreement and Plan of Merger, and for Proposal 2, to adjourn or postpone the special meeting, if necessary.

Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this instruction card in the box below.	Date

Plan Participant sign above

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

▲	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	▲

VOTING INSTRUCTIONS

401(k) Participants have three ways to vote:

1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 AM., May 6, 2011. If you are voting by mail, your vote must be received by May 6, 2011.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone	anytime prior to 3:00 a.m.,
anytime prior to 3:00 a.m.,	May 6, 2011 go to
May 6, 2011: 1-866-246-8475	https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET

OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

ESOP VOTING INSTRUCTION BALLOT

ABINGTON BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

May 6, 2011, 10:00 a.m., Eastern Daylight Time

The undersigned hereby instructs the Trustees of the Abington Bank Employee Stock Ownership Plan (“ESOP”) to vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. allocated to my ESOP account as of March 11, 2011 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Friday, May 6, 2011, at 10:00 am., Eastern Daylight Time, orat any adjournment thereof.

ABINGTON BANK ESOP

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼	FOLD AND DETACH HERE	▼

ABINGTON BANCORP, INC. — SPECIAL MEETING, MAY 6, 2011

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

I.	Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-611 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Special Meeting of Shareholders

May 6, 2011

VOTING INSTRUCTION CARD

ABINGTON BANCORP, INC.

PLEASE MARK

VOTES AS

IN THIS EXAMPLE    ☒

1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 26, 2011, by and between Abington Bancorp, Inc. and Susquehanna Bancshares, Inc., pursuant to which Abington Bancorp, Inc. will be merged with and into Susquehanna Bancshares, Inc.

For	Against	Abstain
☐	☐	☐

2. Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the Agreement and Plan of Merger and the transactions contemplated thereby.

For	Against	Abstain
☐	☐	☐

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY.

Mark here if you plan to attend the meeting   ☐

Mark here for address change and note change   ☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for Proposal 1, to approve and adopt the Agreement and Plan of Merger, and for Proposal 2, to adjourn the Special Meeting, if necessary.

Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this instruction card in the box below.	Date

Plan Participant sign above

The joint proxy statement/prospectus is available on our website at www.abingtonbank.com under “Investor Relations.”

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

▲	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	▲

VOTING INSTRUCTIONS

ESOP Participants have three ways to vote:

1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

Your telephone or Internet vote authorizes the Trustees of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., May 6, 2011. If you are voting by mail, your vote must be received by May 6, 2011.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone	anytime prior to 3:00 a.m.,
anytime prior to 3:00 a.m.,	May 6, 2011 go to
May 6, 2011: 1-866-246-8475	https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET

OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

☒    Please Mark Votes

As in This Example

2005 AMENDED AND RESTATED RECOGNITION AND RETENTION PLAN AND

2007 RECOGNITION AND RETENTION PLAN

VOTING INSTRUCTION BALLOT

ABINGTON BANCORP, INC.

The undersigned hereby instructs the Trustees of the 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan of Abington Bancorp, Inc. to vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. granted to the undersigned and held in the Recognition and Retention Plan Trusts as of March 11, 2011 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Friday, May 6, 2011, at 10:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

RRP

1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 26, 2011, by and between Abington Bancorp, Inc. and Susquehanna Bancshares, Inc., pursuant to which Abington Bancorp, Inc. will be merged with and into Susquehanna Bancshares, Inc.

For	Against	Abstain
☐	☐	☐

2. Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the Agreement and Plan of Merger and the transactions contemplated thereby.

For	Against	Abstain
☐	☐	☐

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” PROPOSAL 2 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Abington Bancorp, Inc. called for May 6, 2011, and the accompanying Joint Proxy Statement/Prospectus prior to the signing of this card.

Please be sure to date and sign this Card in the box below.	Date

Plan Participant sign above

▲	Detach above card, sign, date and mail in postage paid envelope provided.	▲

ABINGTON BANCORP, INC.

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD, DATE AND RETURN RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

March 25, 2011

To:   Participants in Abington Bank’s 401(k) Plan and/or Employee Stock Ownership Plan

Re:   Instructions for voting shares of Abington Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Abington Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp allocated to your account(s) in the Abington Bank 401(k) Plan and/or Employee Stock Ownership Plan will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have accounts in the Abington Bank ESOP and 401(k) Plan. Please vote all the ballots you receive.

Enclosed with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your allocated shares held in the Plans by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or Employee Stock Ownership Plan account(s) will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the 401(k) Plan and/or Employee Stock Ownership Plan. If you also own shares of Abington Bancorp common stock outside of these plans, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

/s/ Robert W. White
Robert W. White
Chairman, President and Chief Executive Officer

March 25, 2011

To:   Participants in Abington Bancorp’s 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan

Re:   Instructions for voting shares of Abington Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Abington Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp granted to you and held in Abington Bancorp’s 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan Trusts will be voted.

Enclosed with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your shares held in the Recognition and Retention Plan Trusts by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares granted to you and held in the Recognition and Retention Plan Trusts will be voted by the Trustees in their sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you and held in the Recognition and Retention Plan Trusts. If you also own shares of Abington Bancorp individually or through other plans, you should receive other voting material for those shares. Please return all your voting material so that all your shares may be voted.

Sincerely,

/s/ Robert W. White
Robert W. White
Chairman, President and Chief Executive Officer